LORD ABBETT SERIES FUND

Total Return Portfolio

Supplement dated May 1, 2017 to the

Summary Prospectus dated May 1, 2017

You should read this supplement in conjunction with the Fund’s summary prospectus.

The following replaces the fifth paragraph under “Principal Investment Strategies” on page 5 of the summary prospectus:

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal conditions, the Fund will maintain its average duration range within two years of the U.S. bond market’s duration as measured by the Barclays U.S. Universal Bond Index (which was approximately 5.768 years as of February 13, 2017). The duration of a security takes into account the expected pattern of all payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

Please retain this document for your future reference.